NOTE 12: CONTINGENCIES	9 Months Ended
Sep. 30, 2012
NOTE 12: CONTINGENCIES:
NOTE 12: CONTINGENCIES

Note 12.  CONTINGENCIES

Legal Matters

During the course of business, litigation commonly occurs.  From time to time the Company may be a party to litigation matters involving claims against the Company.  The Company operates in a highly regulated industry and employs personnel which may inherently lend itself to legal matters.  Management is aware that litigation has associated costs and that results of adverse litigation verdicts could have a material effect on the Company’s financial position or results of operations. Management, in consultation with legal counsel, has addressed known assertions and predicted unasserted claims below.

Legal Matters – Trident Labs

As described in Note 2, Disputed Subsidiary, one subsidiary, Trident Laboratories, Inc. ("Trident") is currently in a contract dispute with the Company.  MILM filed suit against Trident and its selling shareholders.  The suit is not yet resolved and Medytox may not recover any of its sales proceeds from Trident which will cause a significant reduction in receivables due at a later date. The legal dispute caused a disruption in our operations during 2012.

Trident’s assertions include: (1) failure to pay $500,000 required by the stock purchase agreement.  Legal counsel has offered the court evidence indicating that this amount is payable on August 31, 2012 whereby breach could not occur until maturity date; and (2) practices of MILM are not in compliance with HIPPA.  Legal counsel has addressed these claims to the court.  Management, on consultation with counsel, believes that the Company is in compliance with regulations and will prevail in the action.  On October 5, 2012, Trident and its selling shareholders filed a counter claim and third-party claim against MILM, the Company and some of its officers alleging fraudulent inducement, breach of contract, civil conspiracy, tortious interference and defamation.  The Company believes these claims are devoid of legal and factual merit.  The litigation is ongoing and could have a negative effect on the Company's balance sheet.  The case is expected to go to trial in January 2013.

Legal Matters – Bradley T. Ray

On July 26, 2011, the Company organized Medytox Institute of Laboratory Medicine, Inc. ("MILM"), a Florida corporation, as a wholly-owned subsidiary.  MILM was organized to acquire and manage medical testing laboratories.  MILM operates from the corporate offices in West Palm Beach, Florida.

In February 2012, interference and ownership claims on MILM were filed by Bradley Ray.  Management disputes these claims and legal counsel is currently litigating these claims.  Management and counsel believe these claims are completely without merit and will be dismissed.

Legal Matters – Prior Employees and Consultants

Several claims have been made by prior employees and consultants for unpaid salaries and commissions.  The Company has accrued certain liabilities based on contractual obligations.  The Company acknowledges certain liabilities, however it disputes many of these claims, believing them to be without merit.

Legal Matters – Richard McCullough

The Company filed a two count complaint against Richard McCullough in Broward County, Florida on June 1, 2012, bringing claims against him for defamation and tortious interference with business relationships. The Company intends to vigorously pursue this action and protect its reputation and business relationships.